SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 9, 2003


                          BestNet Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                         001-15482              86-1006416
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (616) 977-9933

ITEM 5. OTHER EVENTS.

     BestNet Communications Corp. releases its revenues for the 3rd quarter ended May 31, 2003.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits:

         Exhibits                                 Title

            99 Press release, issued by BestNet Communications Corporation Dated June 9, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                             By: /s/ Robert A. Blanchard
                                                 --------------------------
                                                 Robert A. Blanchard
                                                 Chief Executive Officer

                                             By: /s/ Paul H. Jachim
                                                 --------------------------
                                                 Paul H. Jachim
                                                 Chief Financial Officer


Date: June 9, 2003